SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004

EPIX Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21863	04-3030815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Rogers Street
Cambridge, Massachusetts 02142

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 250-6000

Item 5.   Other Events.

On June 7, 2004, EPIX Medical, Inc. issued a press release announcing that MS-325, its new intravenous blood pool contrast agent for Magnetic Resonance Angiography (MRA), has been submitted for marketing approval in the European Union by its worldwide marketing partner, Schering AG, Germany.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated June 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Medical, Inc.
(Registrant)

Date: June 7, 2004	/s/	Peyton J. Marshall
Peyton J. Marshall Senior Vice-President, Finance and Administration, Chief Financial Officer